VIEs	12 Months Ended
Dec. 31, 2017
VIEs [Abstract]
VIEs

22.           VIEs

a.                                      Background

PRC laws and regulations prohibit or restrict foreign ownership of companies that operate Internet information and content, Internet access, value-added telecommunications, and certain other businesses in which the Sogou Group is engaged or could be deemed to be engaged. Consequently, the Sogou Group conducts certain of its operations and businesses in the PRC through its VIEs.

Sogou consolidates in its consolidated financial statements the VIEs, of which Sogou is the primary beneficiary.

b.                                      VIEs Consolidated within the Sogou Group

The Sogou Group adopted the guidance of accounting for VIEs, which requires VIEs to be consolidated by their primary beneficiary. Management evaluated the relationships between Sogou and its VIEs and the flow of economic benefits under contractual arrangements with its VIE Sogou Information and its shareholders. Sogou Information is the parent company of the Sogou Group’s other three VIEs. In connection with such evaluation, management also took into account the fact that, as a result of contractual arrangements with Sogou Information and its shareholders, Sogou controls the shareholders’ voting interests in the VIEs. As a result of such evaluation, management concluded that Sogou is the primary beneficiary of the VIEs consolidated.

Under the contractual agreements with Sogou Information and its shareholders, Sogou has power to direct activities of the VIEs, and can have assets transferred freely out of the VIEs without any restrictions. Therefore Sogou considers that there are no assets of the VIEs that can be used only to settle obligations of the VIEs, except for registered capital and statutory surplus reserves of the VIEs. As the VIEs are incorporated as limited liability companies under the PRC Company Law, creditors of the VIEs do not have recourse to the general credit of Sogou. Currently there is no contractual arrangement that could require Sogou to provide additional financial support to the VIEs. As the Sogou Group is conducting certain business in the PRC mainly through the VIEs, Sogou may provide such support on a discretionary basis in the future, which could expose Sogou to a loss.

The following is a summary of the Sogou Group’s VIEs, Sogou Information, Shi Ji Guang Su, Shi Ji Si Su, and Chengdu Easypay:

Basic Information

Sogou Information

Sogou Information was incorporated in December 2005. As of December 31, 2017, the registered capital of Sogou Information was US$2.5 million and the Company’s Chief Executive Officer Xiaochuan Wang, Sohu, and Tencent (collectively the “Nominee Shareholders”) held 10%, 45%, and 45% interests, respectively, in Sogou Information.

Shi Ji Guang Su

Shi Ji Guang Su was acquired in September 2013 as part of the Sogou-Tencent Transactions. As of December 31, 2017, the registered capital of Shi Ji Guang Su was US$3.3 million and Sogou Information held 100% of the equity interest in this entity.

Shi Ji Si Su

Shi Ji Si Su was acquired in April 2015 for cash consideration of US$30. As of December 31, 2017, the registered capital of Shi Ji Si Su was US$3.3 million and Sogou Information held 100% of the equity interest in this entity.

Chengdu Easypay

Chengdu Easypay was incorporated in January 2015. As of December 31, 2017, the registered capital of Chengdu Easypay was US$16.3 million and Sogou Information and Shi Ji Si Su together held 100% of the equity interest in this entity.

Financial Information

The following table sets forth the assets, liabilities, results of operations, and cash flows of the VIEs, taken as a whole, that were included in the Sogou Group’s consolidated balance sheets, statements of comprehensive income, and statements of cash flows:

	As of December 31,
	2016	2017
ASSETS
Cash and cash equivalents	$14,986	$15,945
Accounts receivable, net	13,419	32,651
Prepaid and other current assets	1,523	2,438
Intra-Sogou Group receivable due from the Company and the Company’s subsidiaries	15,452	70,144
Due from related parties of the Sogou Group	6,752	106
Total current assets	52,132	121,284
Long-term investments	3,099	8,723
Fixed assets, net	339	96
Goodwill	3,431	3,643
Intangible assets, net	1,760	772
Other assets	—	312
Total assets	$60,761	$134,830
LIABILITIES
Accounts payable	$484	$18,955
Accrued and other short-term liabilities	36,464	15,989
Receipts in advance	5,663	7,889
Accrued salary and benefits	876	1,292
Taxes payable	2,663	9,232
Intra-Sogou Group payable due to the Company and the Company’s subsidiaries	—	28,762
Due to related parties of the Sogou Group	13,050	20,394
Total current liabilities	59,200	102,513
Total liabilities	$59,200	$102,513

	For the Year Ended December 31,
	2015	2016	2017
Net revenue	$110,313	$159,361	$257,424
Net (loss)/income	$(11,480)	$41,084	$28,944

	For the Year Ended December 31,
Cash flows of the VIEs	2015	2016	2017
Net cash provided by operating activities	$16,560	$3,721	$5,198
Net cash used in investing activities	(344)	(3,112)	(5,218)
Net cash used in by financing activities	—	—	—

There is no VIE where the Sogou Group has a variable interest but is not the primary beneficiary.

Summary of VIE Agreements Currently in Effect

Agreements between Sogou Technology and Nominee Shareholders of Sogou Information

Loan and share pledge agreements between Sogou Technology and the shareholders of Sogou Information. The loan agreement provides for a loan to Xiaochuan Wang, who holds 10% of the equity interest in Sogou Information, to be used by him to make contributions to the registered capital of Sogou Information in exchange for his equity interest in Sogou Information. The loan is interest free and is repayable on demand, but Mr. Wang may repay the loan only by transferring to Sogou Technology his equity interest in Sogou Information. Under the pledge agreement, all of the shareholders of Sogou Information pledge their equity interests to Sogou Technology to secure the performance of their obligations under certain VIE agreements. If any shareholder of Sogou Information breaches any of his or its obligations under any VIE agreements, Sogou Technology is entitled to exercise its rights as the beneficiary under the share pledge agreement. The share pledge agreement terminates only after all of the obligations of the shareholders under the VIE agreements are no longer in effect.

Exclusive equity interest purchase rights agreement between Sogou Technology, Sogou Information, and the shareholders of Sogou Information. Pursuant to this agreement, Sogou Technology and any third party designated by it have the right, exercisable at any time when it becomes legal to do so under PRC law, to purchase from the shareholders of Sogou Information all or any part of their equity interests at the lowest purchase price permissible under PRC law.

Business operation agreement among Sogou Technology, Sogou Information, and the shareholders of Sogou Information. The agreement sets forth the right of Sogou Technology to control the actions of the shareholders of Sogou Information in their capacities as such. The agreement has a term of 10 years and is renewable at the request of Sogou Technology.

Powers of Attorney executed by the shareholders of Sogou Information in favor of Sogou Technology with a term of 10 years that is extendable at the request of Sogou Technology. These powers of attorney give Sogou Technology the right to appoint nominees to act on behalf of each of the three Sogou Information shareholders in connection with all actions to be taken by Sogou Information.

Business Arrangements between Sogou Technology and Sogou Information

Exclusive technology consulting and service agreement between Sogou Technology and Sogou Information. Pursuant to this agreement Sogou Technology has the exclusive right to provide technical consultation and other related services to Sogou Information in exchange for a fee. The agreement has a term of 10 years and is renewable at the request of Sogou Technology.

c.                                       Risks in Relation to the VIE Structure

It is possible that the Sogou Group’s operation of certain of its operations and businesses through its VIEs could be found by PRC authorities to be in violation of PRC law and regulations prohibiting or restricting foreign ownership of companies that engage in such operations and businesses. While the Sogou Group’s management considers the possibility of such a finding by PRC regulatory authorities under current law and regulations to be remote, on January 19, 2015, the Ministry of Commerce of the PRC, or (the “MOFCOM”) released on its Website for public comment a proposed PRC law (the “Draft FIE Law”) that appears to include VIE within the scope of entities that could be considered to be foreign invested enterprises (or “FIEs”) that would be subject to restrictions under existing PRC law on foreign investment in certain categories of industry. Specifically, the Draft FIE Law introduces the concept of “actual control” for determining whether an entity is considered to be an FIE. In addition to control through direct or indirect ownership or equity, the Draft FIE Law includes control through contractual arrangements within the definition of “actual control.” If the Draft FIE Law is passed by the People’s Congress of the PRC and goes into effect in its current form, these provisions regarding control through contractual arrangements could be construed to reach the Sogou Group’s VIE arrangements, and as a result the Sogou Group’s VIEs could become explicitly subject to the current restrictions on foreign investment in certain categories of industry. The Draft FIE Law includes provisions that would exempt from the definition of foreign invested enterprises entities where the ultimate controlling shareholders are either entities organized under PRC law or individuals who are PRC citizens. The Draft FIE Law is silent as to what type of enforcement action might be taken against existing VIEs that operate in restricted or prohibited industries and are not controlled by entities organized under PRC law or individuals who are PRC citizens. If a finding were made by PRC authorities, under existing law and regulations or under the Draft FIE Law if it becomes effective, about the Sogou Group’s operation of certain of its operations and businesses through its VIEs, regulatory authorities with jurisdiction over the licensing and operation of such operations and businesses would have broad discretion in dealing with such a violation, including levying fines, confiscating the Sogou Group’s income, revoking the business or operating licenses of the affected businesses, requiring the Sogou Group to restructure its ownership structure or operations, or requiring the Sogou Group to discontinue all or any portion of its operations. Any of these actions could cause significant disruption to the Sogou Group’s business operations, and have a severe adverse impact on the Sogou Group’s cash flows, financial position and operating performance.

In addition, it is possible that the contracts among Sogou Technology, Sogou Information, and the nominee shareholders of Sogou Information would not be enforceable in China if PRC government authorities or courts were to find that such contracts contravene PRC laws and regulations or are otherwise not enforceable for public policy reasons. In the event that the Sogou Group was unable to enforce these contractual arrangements, the Sogou Group would not be able to exert effective control over the its VIEs. Consequently, the VIEs’ results of operations, assets and liabilities would not be included in the Sogou Group’s consolidated financial statements. If such were the case, the Sogou Group’s cash flows, financial position, and operating performance would be materially adversely affected. The Sogou Group’s contractual arrangements Sogou Technology, Sogou Information, and the nominee shareholders of Sogou Information are approved and in place. Management believes that such contracts are enforceable, and considers the possibility remote that PRC regulatory authorities with jurisdiction over the Sogou Group’s operations and contractual relationships would find the contracts to be unenforceable.

The Sogou Group’s operations and businesses rely on the operations and businesses of its VIEs, which hold certain recognized and unrecognized revenue-producing assets. The recognized revenue-producing assets include goodwill and intangible assets acquired through business acquisitions. Goodwill primarily represents the expected synergies from combining an acquired business with the Sogou Group. Intangible assets acquired through business acquisitions mainly consist of copyrights, domain names and trademarks, and developed technologies. Unrecognized revenue-producing assets held by the VIEs include certain licenses for the provision of content over the Internet and other licenses, patents, trademarks, copyrights, domain names, and trade secrets. The VIEs also have an assembled workforce, focused primarily on research and development, whose costs are expensed as incurred. The Sogou Group’s operations and businesses may be adversely impacted if the Sogou Group loses the ability to use and enjoy assets held by its VIEs.